                                                                  Exhibit 10.1.6
                          ALCAN PENSION PLAN (CANADA)
                          SCHEDULE OF AMENDMENTS 97-1

As of 1 January 1998, the Alcan Pension Plan (Canada) is amended by adding the following subsection after subsection 19.4.

19.5   Pension Augmentation at 1 January 1998

       19.5.1 The retirement pension, the deferred retirement pension and the Disability Pension of a Member who has retired, terminated his employment or became disabled as the case may be, before 2 September 1996, including the pension payable under any attached elected pension payment guarantee, either contingent or in payment, and the pension, either deferred or in payment, to a surviving spouse, shall be augmented on 1 January 1998.

                Notwithstanding the preceding, this pension augmentation is not applicable if a Member at his Commencement Date has less than 100% of the Company's contributions to his retirement income vested.

       19.5.2 For the purposes of this subsection 19.5 only, the following expressions shall have the meanings set out below:

                "Commencement Date" means the earliest of a Member's retirement date; the date he became disabled; the date of termination of service, however, in the case where the date of termination of service falls before 1 January 1983 and at such date a Member had not commenced to receive a pension, then in such case the date of termination of service shall be deemed to be 1 January 1983; and, in the case of a pre-retirement surviving spouse's pension, the first of the month following the Member's date of death.

                "Monthly Pension Amount" means the monthly equivalent of the pension referred to in paragraph 19.5.1 less, in the case where the pension commenced between 1 April 1975 and 1 January 1976 inclusively or in the case where the termination date was before 1 February 1976, any increase paid under the provisions of the Government Annuity Improvement Act, Chapter 83, Statutes of Canada 1974-75-76.

                "Adjusted Monthly Pension Amount" means the Monthly Pension Amount payable at 1 January 1998, excluding that portion which ceases to be paid at age 65, or payable at normal retirement date in the case of a deferred pension.

                "Canadian Augmentation Factor" means the augmentation factor in respect of a Member's Commencement Date determined as follows:

                (A) in respect of a Member whose Commencement Date falls after 1 April 1996 but before 2 September 1996, 1.0%;

                (B) in respect of a Member whose Commencement Date falls after 1 June 1995 but before 2 April 1996, the lesser of

                     (i) 1.0% plus the amount obtained when 0.2% is multiplied by the number of complete months that the Commencement Date precedes 1 May 1996


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
                     and

                     (ii) 2.0%

                (C) in respect of a Member whose Commencement Date falls after 1 January 1995 but before 2 June 1995, 1.5%;

                (D) in respect of a Member whose Commencement Date falls after 1 June 1989 but before 2 January 1995, 2.5%;

                (E) in respect of a Member whose Commencement Date falls after 1 December 1981 but before 2 June 1989, 2.5% plus the amount obtained when 0.1% is multiplied by the number of complete months that the Commencement Date precedes 1 July 1989;

                (F) in respect of a Member whose Commencement Date falls after 1 December 1980 but before 2 December 1981, 11.5% plus the amount obtained when 0.25% is multiplied by the number of complete months that the Commencement Date precedes 1 January 1982;

                (G) in respect of a Member whose Commencement Date falls after 1 December 1979 but before 2 December 1980, 14.5% plus the amount obtained when 1.0% is multiplied by the number of complete months that the Commencement Date precedes 1 January 1981;


                                       3
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                (H)  in respect of a Member whose Commencement Date falls before
                     2 December 1979, the lesser of

                     (i) 26.5% plus the amount obtained when 0.25% is multiplied by the number of complete months that the Commencement Date precedes 1 January 1980

                     and

                     (ii)  41.5%.

                "Adjusted Canadian Augmentation Factor" means the augmentation factor determined as follows:

                  Canadian Augmentation Factor x A + 1.0% x B
                  -------------------------------------------
                        Adjusted Monthly Pension Amount

                where A equals the lesser of

                     (i)  the Adjusted Monthly Pension Amount

                     and

                     (ii) $8,916.67,

                where B equals the amount, if any, that the Adjusted Monthly Pension Amount exceeds $8,916.67.

                "American Augmentation Factor" means the augmentation factor determined as follows: 4.8% plus the amount obtained when 0.15%


                                       4

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                is multiplied by the number of complete months that the
                Commencement date precedes 1 January 1990.

                "Adjusted American Augmentation Factor" means the augmentation factor determined as follows:

                American Augmentation Factor x A + 1.9% x B
                -------------------------------------------
                    Adjusted Monthly Pension Amount

                where A equals the lesser of

                     (i)  the Adjusted Monthly Pension Amount

                     and

                     (ii) US $6,416.67,

                where B equals the amount, if any, that the Adjusted Monthly Pension Amount exceeds US $6,416.67.

                "British Augmentation Factor" means the augmentation factor determined as follows: the lesser of

                (i) 4.0% plus the amount obtained when 0.25% is multiplied by the number of complete months that the Commencement date precedes 1 May 1991

                and

                (ii) 23.0%.

                "Adjusted British Augmentation Factor" means the augmentation factor determined as follows:

                   British Augmentation Factor x A + 1.8% x B
                   ------------------------------------------
                        Adjusted Monthly Pension Amount

                where A equals the lesser of

                     (i)  the Adjusted Monthly Pension Amount

                     and

                     (ii) pound sterling (pound)3,833.33,

                where B equals the amount, if any, that the Adjusted Monthly Pension Amount exceeds pound sterling 3,833.33.

                "Swiss Augmentation Factor" means the augmentation factor determined as follows: the lesser of

                (i) 1.0% plus the amount obtained when 2.0% is multiplied by the number of years that the year of the Commencement date precedes 1992

                and

                (ii) 9.0%.

                "Adjusted Swiss Augmentation Factor" means the augmentation factor determined as follows:


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                    Swiss Augmentation Factor x A + 0.5% x B
                    ----------------------------------------
                        Adjusted Monthly Pension Amount

                where A equals the lesser of

                     (i)  the Adjusted Monthly Pension Amount

                     and

                     (ii) SF 8,916.67,

                where B equals the amount, if any, that the Adjusted Monthly Pension Amount exceeds SF 8,916.67.

                "German Augmentation Factor" means the augmentation factor determined as follows: 5.0% plus the amount obtained when 1.5% is multiplied by the number of years that the year of the Commencement date precedes 1993.

                "Adjusted German Augmentation Factor" means the augmentation factor determined as follows:

                   German Augmentation Factor x A + 1.6% x B
                   -----------------------------------------
                        Adjusted Monthly Pension Amount

                where A equals the lesser of

                     (i)  the Adjusted Monthly Pension Amount

                     and

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

                     (ii) DM 11,000.00,


                where B equals the amount, if any, that the Adjusted Monthly Pension Amount exceeds DM 11,000.00

                "French Augmentation Factor: means the augmentation factor determined as follows: 1.5% plus the amount obtained when 0.6% is multiplied by the number of years that the year of the Commencement date precedes 1995.

                "Adjusted French Augmentation Factor" means the augmentation factor determined as follows:

                   French Augmentation Factor x A + 1.0% x B
                   -----------------------------------------
                        Adjusted Monthly Pension Amount

                where A equals the lesser of

                     (i)  the Adjusted Monthly Pension Amount

                     and

                     (ii) FF 36,833.33,

                where B equals the amount, if any, that the Adjusted Monthly Pension Amount exceeds FF 36,833.33.

       19.5.3 Other than as provided for in paragraph 19.5.4, the monthly amount of the augmentation on the date of calculation is equal to the amount obtained when the Adjusted Canadian Augmentation Factor is applied to the Monthly Pension Amount.


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
       19.5.4 If the Monthly Pension Amount is paid in a currency other than in Canadian dollars at a fixed rate of exchange, the monthly amount of the augmentation is equal to:

                (A) in respect of a Monthly Pension Amount paid in United States Dollars, the amount obtained when the Adjusted American Augmentation Factor is applied to the Monthly Pension Amount;

                (B) in respect of a Monthly Pension Amount paid in Pounds Sterling, the amount obtained when the Adjusted British Augmentation Factor is applied to the Monthly Pension Amount;

                (C) in respect of a Member's Monthly Pension Amount paid in Swiss Francs, the amount obtained when the Adjusted Swiss Augmentation Factor is applied to the Monthly Pension Amount;

                (D) in respect of a Member's Monthly Pension Amount paid in German Marks, the amount obtained when the Adjusted German Augmentation Factor is applied to the Monthly Pension Amount;

                (E) in respect of a Member's Monthly Pension Amount paid in French Francs, the amount obtained when the Adjusted French Augmentation Factor is applied to the Monthly Pension Amount.

       19.5.5 The compounded augmentation factor under this and any previous pension augmentation, shall, unless it is an integral number of tenths of 1%, be rounded to the next higher multiple of 0.1%.

       19.5.6 The retirement pension of a Member, who retires on or after 1 January 1998 and who immediately prior to such retirement was in receipt of an Approved Disability Benefit, shall be augmented from his retirement date by the same augmentation percentage that would otherwise have applied to his retirement pension had his date of disability been his Commencement Date for the purpose of calculating such augmentation.

       19.5.7 The compounded augmentation factor under this and any previous pension augmentation granted from Pension Commencement Date, multiplied by the retirement pension payable for a particular month on or after the effective date of this augmentation, plus any other pension increase which may have been granted in previous schedules of amendments, cannot exceed the maximum pension augmented with increases of the Consumer Price Index as determined by Revenue Rules.


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                             ALCAN PENSION (CANADA)

                           SCHEDULE OF AMENDMENT 98-1

                         (Reciprocal Transfer Agreement
                              9 June 1997/Gentek)





                                        Certified copy:



                                                     (signed)
                                        ____________________________________
                                        Suresh Thadhani
                                        Secretary, Pension Committee
                                        Alcan Pension Plan (Canada)

                                        Date: 30 March 1998

                         RECIPROCAL TRANSFER AGREEMENT

               This Agreement is made as of the 9th of June, 1997


BETWEEN ALCAN ADMINCO INC., incorporated under the Canada Business Corporations Act, ("ADMINCO")

AND      1087509 ONTARIO INC./ GENTEK BUILDING PRODUCTS
LIMITED  ("GENTEK")

WHEREAS 1087509 ONTARIO INC. and ALCAN ALUMINIUM LIMITED ("ALCAN") entered into a Canadian Asset Purchase Agreement dated as of June 30, 1994 with respect to the assets of Alcan Building Products (Canadian) Division;

WHEREAS ALCAN sponsors the Alcan Pension Plan (Canada) ("APP") for the benefit of certain of its employees and former employees;

WHEREAS ADMINCO is the delegated administrator of APP;

WHEREAS GENTEK sponsors and is the administrator of the GENTEK Building Products Limited Pension Plan for Salaried Employees (Canada) (the "Gentek Plan");

WHEREAS THE GENTEK Plan provides benefits (calculated on the basis of a member's highest average earnings), early retirement rights and form of pension benefit payments that are substantially similar to the comparable terms contained in APP as of December 31, 1994;

WHEREAS ALCAN AND GENTEK intend to maintain their respective pension plan indefinitely although they reserve the right to amend it or terminate it at any time;

WHEREAS ALCAN and GENTEK have agreed to enter into a reciprocal transfer agreement in respect of APP and the Gentek Plan providing for the transfer of projected accrued pension benefit liabilities at the option of an employee of Alcan or Gentek who transfers employment, and have further agreed that such reciprocal transfer agreement be effective at a date agreed upon by the two parties notwithstanding that the effective date targeted in the Purchase Agreement was 21 December 1995.


THE PARTIES AGREE AS FOLLOWS:

1.   DEFINITIONS

     1.1 "Authorized Leave of Absence" means a paid or unpaid leave of absence, a disability leave, a maternity, paternity or adoption leave or other statutory leave of absence.

     1.2    "Effective Date" is the date determined under Section 13.

     1.3 "Minimum Transfer Value" means the value of the benefits that the Transferred Member had accumulated in the Transferor Plan at the date of transfer to the Recipient Plan which would have been transferred to a plan not governed by this agreement, determined according to actuarial assumptions and methods identical to those which, at the date of transfer, are used in the Transferor Plan to determine the value of pension benefits to which apply sections of the applicable pension benefits legislation in respect of the determination of 50% minimum rule.

     1.4 "Purchase Agreement" means the Canadian Asset Purchase Agreement dated as of June 30, 1994 between 1087509 ONTARIO INC. and ALCAN, and amendment No. 1 to such agreement.

     1.5 "Recipient Plan" means the Plan into which the Transferred Member transfers.

     1.6   "Transfer Value" has the meaning set out in Section 3.

     1.7 "Transferor Plan" means the Plan from which the Transferred Member transfers.

     1.8 "Transferred Employee" means an employee of the Building Products Division of Alcan at 21 December 1994 ("Closing Date"), and who accepted offers of employment and began active employment with Gentek as of that date. Any employee of the Division on an Authorized Leave of Absence on the Closing Date who accepted offers of employment by Gentek and began active employment with Gentek as of a date after the Closing Date is a Transferred Employee as of the date of the commencement of active employment.

     1.9 "Transferred Member" means an individual who meets the conditions set out in Section 2.


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
2.   ELIGIBILITY

     2.1 The following individuals, who in addition meet all of the conditions set out in subsections 2.2, 2.3 and 2.4, are eligible to be Transferred Members under this Agreement:

            a) Any individual who was actively participating in APP at 21 December 1994 and is a Transferred Employee and whose employment with Gentek is terminated prior to the Effective Date of this Agreement, if at the time of such termination of employment, the individual has elected to be given the option to make an election for a transfer of pension benefits at the Effective Date of this Agreement and has made such an election at that date;

            b) any individual who was actively participating in APP at 21 December 1994, and who is a Transferred Employee and is actively participating in the Gentek Plan on the Effective Date of this Agreement; or

            c) any employee of Alcan or Gentek who transfers to the other employer and who is actively participating in APP or the Gentek Plan, as the case may be, immediately prior to the date of transfer while this Agreement is in force.

            For the purpose of this subsection "actively participating in (the plan at the date)" means "contributing to (the plan at the date)" or, if the Transferred Member was on an Authorized Leave of Absence immediately prior to accepting offers of beginning active employment with the sponsor of the Recipient Plan, "contributing to (the plan) immediately prior to the Authorized Leave of Absence".

     2.2    Termination of participation

            The individual must have terminated active participation in the Transferor Plan and must be actively participating in the Recipient Plan at the date of his election to transfer (or of being given an option to transfer in the case of an individual described in subsection 2.1a).

     2.3    No receipt of benefits

            The individual must not have received reimbursement of his contributions in the Transferor Plan nor have received any pension benefit under the Transferor or Recipient Plan, other than a disability pension which had ceased to be payable.

     2.4    Request for transfer

            The individual must deliver to the Administrator of the Recipient Plan the Option Statement in the form set out in Schedule I within sixty (60) days of its mailing by the Administrator of the Recipient Plan. The administrator of the Recipient Plan shall upon receipt deliver the Option Statement to the Administrator of the Transferor Plan.

3.   TRANSFER VALUE

     3.1 The Transfer Value of a Transferred Member's benefits shall be calculated by the actuary of the Transferor Plan according to the formula set out in Schedule II or Schedule III as applicable.

     3.2    The Transfer Value shall not be less than the Minimum Transfer
            Value.

     3.3 Each party's actuary shall have the right to review and approve the calculation of each Transfer Value, and in the event that the actuaries do not agree on the amount of such Transfer Value, within thirty (30) days notice thereof, they shall jointly choose a third independent actuary to make such determination using the actuarial methods and assumptions described in Schedule II or Schedule III as the case may be, whose determination shall be final and binding upon both parties. The independent actuary shall be instructed to make such determination within thirty (30) days of the issue being submitted. Each party shall pay any costs and fees incurred in connection with the services of its actuaries, and in the event that a third independent actuary is appointed pursuant to this Section, each party shall pay one-half of the cost and fees incurred in connection with the services of such third actuary.

4.   ADMINISTRATION AND TRANSFER OF AMOUNTS

     4.1 Within sixty (60) days of the Effective Date, each Transferred Member, as defined in Section 2, shall be given an Option Statement in the form set out in Schedule I.

     4.2 After receipt of the Option Statement provided for in Section 2, signed by the Transferred Member, the Administrator of the Transferor Plan shall within 30 days forward it to the Administrator of the Recipient Plan together with a record of the individual's credited service and payment of the Transfer Value. Payment of the Transfer Values in respect of Transferred Members referred to in subsection 4.1 shall be made in a single payment within 30 days following the end of the 60 day period.

5.   RECOGNITION OF CREDITED SERVICE BY RECIPIENT PLAN

     The Recipient Plan will recognize, for all purposes, such Transferred Member's pensionable service to the extent recognized by the Transferor Plan.

6.   BENEFIT ACCRUAL AFTER TRANSFER

     The Recipient Plan will provide benefits in respect of such pensionable service which are no lower than the benefits accrued in the Transferor Plan at the date of transfer. The Parties acknowledge that benefits of Transferred Employees were accrued in APP to December 31, 1994 even though offers of employment were made December 21, 1994.

     The Recipient Plan is not required, however, to guarantee to the Transferred Member a pension benefit in respect of such pensionable service recognized under the Transferor Plan that is equal in value to the amount of the Transfer Value.

7.   EMPLOYEE CONTRIBUTIONS WITH INTEREST

     Employee contributions with interest at the date of transfer under the Transferor Plan shall be recognized as such under the Recipient Plan.

8.   RIGHTS AND BENEFITS

     8.1 This Agreement shall not have the effect of reducing the rights and benefits to which a Transferred Member would be entitled to under the applicable pension benefits legislation with respect to participation in the Transferor Plan.

     8.2 Any Transferred Employee who does not elect to transfer rights and benefits from APP to the Gentek Plan shall nevertheless:

            (i) continue to accumulate credited service in APP for the period of employment with Gentek, and

            (ii) be entitled to credit in the Gentek Plan for the period of membership in APP,

            for the sole purpose of determining entitlement to benefits under each plan.

9.   PLAN AMENDMENTS AND SUSPENSION OF AGREEMENT

     9.1 The parties recognize that APP and the Gentek Plan have substantially the same provisions, rights and benefits as of December 31, 1994 and acknowledge that if either plan is amended to alter benefits, this Agreeement will be suspended until the parties review and either confirm that Schedules II and III then in force continue to apply or agree on new Schedules to apply after the effective date of the amendment.

     9.2 Each party shall provide the other with a copy of the plan text and undertakes to notify the other of any amendment to APP or the Gentek Plan as the case may be, and to provide copies of any such amendments within 30 days of their effective date.

10.  MODIFICATION OF SCHEDULES

     The parties may agree to amend the Schedules form time to time. However any amendments will only apply to requests for transfer after the effective date of such amendments unless both parties agree otherwise.


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
11.  TERMINATION OF AGREEMENT

     This Agreement shall be terminable on the first anniversary of its Effective Date at the option of either party and thereafter upon 90 days prior written notice to the other party.

12.  NO LIABILITY

     Upon the payment of the Transfer Value by the Administrator of the Transferor Plan to the Administrator of the Recipient Plan, the Transferor Plan shall have no further liability for any amount in respect of such Transferred Member.

13.  EFFECTIVE DATE

     13.1 The Effective Date of this Agreement shall be, if possible, no later than May 1, 1997.

     13.2 This Agreement shall not become effective until the Gentek Plan has been duly registered with Revenue Canada and with the applicable provincial pension authorities.

     13.3 This Agreement shall not become effective until it has been filed and accepted as satisfactory where required, by Revenue Canada and the applicable provincial pension authorities.

     13.4 Upon fulfillment of the conditions set out in subsections 13.2 and 13.3, the parties may agree on the Effective Date. Either party may otherwise give notice to the other of an Effective Date not later than thirty (30) days after fulfillment of the conditions set out in subsections 13.2 and 13.3.

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
14.  APPLICABLE LAW

     This Agreement shall be interpreted according to the laws of Ontario.





THE PARTIES HAVE SIGNED




ALCAN ADMINCO INC.                                 GENTEK BUILDING PRODUCTS
                                                   LIMITED



          (signed)                                           (signed)
----------------------------                       ----------------------------



          (signed)                                           (signed)
----------------------------                       ----------------------------

                          ALCAN PENSION PLAN (CANADA)

                          SCHEDULE OF AMENDMENTS 98-2

                                    PREAMBLE

The amendments under this schedule introduce a reduced age limit for the start of pension benefits, improved and more flexible bridging benefits, a temporary pension, an 85-point rule and finally several minor technical modifications.

Following amendments to the Income Tax Regulations (Canada), the Plan is amended to require that benefits start to be paid at the latest by the end of the year in which an individual reaches 69 (instead of 71) years of age.

Bridging benefits before age 60 are increased from $250 to $325 per year of credited service and several optional forms of payment of the bridge benefit are introduced.

Following amendments introduced to the Supplemental Pension Plans Act (Quebec), the option of electing to receive a temporary pension is introduced replacing the level income benefit option previously offered under the Plan. The new option offers individuals greater flexibility to front load pension benefits in the 55 to 65 age bracket which is prior to entitlement to Old Age Security benefits and unreduced Canada/Quebec Pension Plan benefits.

The 90-point rule under the Plan which figures in the calculation of the early retirement factor and eligibility to a bridge benefit and towards which up to 5 extra points were granted in June 1996 is replaced by an 85-point rule. The extra points granted in 1996 will continue to apply only towards the 75-point rule.

Several technical modifications with no impact on Plan benefits are made.

                                   AMENDMENTS

1. Paragraph 4.03(g) is amended by replacing the first word of the paragraph by the word "for" and by inserting the following words at the beginning of the paragraph:

          "Except for the purpose of qualifying after 31 October 1998 under a provision of the Plan requiring a Number of Points equal to at least 85, there shall be added".

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
2. Subsection 6.03 is amended by replacing the words "first of January of the year following the year in which he attains the age of 71 years" by the following words:

          "end of the year in which he attains age 69 or such other time as is acceptable under Revenue Rules".

3. Subsection 6.04 is amended by replacing the words "first of January of the year following the year in which he attains the age of 71 years" by the following words:

          "end of the year in which he attains age 69 or such other time as is acceptable under Revenue Rules".

4. Paragraph 8.02(b) is amended by replacing throughout the paragraph the number "90" by the number "85".

5.   Paragraph 8.02(c) is replaced by the following:

     "(c) For the exclusive purposes of this paragraph 8.02(c), the following definitions apply:

            "limit date"   means the earlier of the following dates: (i) the
                           earliest date on which a retirement pension under the Canada/Quebec Pension Plan is payable without any reduction and, (ii) the Normal Retirement Date;

            "A" equals the Credited Service of a Member at his Pension Commencement date;

            "B" equals the number of years (including any fraction of a year) by which the Member's Pension Commencement Date precedes the first day of the month next following the day he attains age 60;

            "C" equals (i) if the Member's Pension Commencement Date precedes the first day of the month next following the day he attains age 60, the number of years (including any fraction of a year) by which the first day of the month in which he attains age 60 precedes the limit date or, (ii) if the Member's Pension Commencement Date occurs on or after the first day of the month next following the day he attains age 60, the number of years (including any fraction of a year) by which that Pension Commencement Date precedes the first of the month following the limit date;

            "D" equals the total of all amounts paid as a bridge benefit on and before the first day of the month next following the day he attains age 60;

            "E" equals the number of years (including any fraction of a year) by which the first day of the month next following the day he attains age 60 precedes the limit date;

            "F" equals the number of years (including any fraction of a year) by which the Member's Pension Commencement Date precedes the first day of the month following the limit date.

            A Member whose Early Retirement Date occurs on or after his attainment of the age of 60 and whose Number of Points is equal to at least 75 at that Date, or whose Early Retirement Date occurs before his attainment of the age of 60 and whose Number of Points is equal to at least 85 at that Date, and who is

            (i)  contributing to the Plan at his Early Retirement Date, or

            (ii) on an authorized leave of absence without pay and in receipt of an Approved Disability Benefit other than a Disability Pension under the Plan in respect of a Member whose commencement date of his permanent disability is on or after 1 January 1992 is entitled to a bridge benefit in addition to his retirement pension.

            The bridge benefit begins on the Pension Commencement Date of his retirement pension and is payable in monthly installments until the earlier of the following dates: (i) his date of death and, (ii) the limit date and, is reduced by any bridge benefit or its equivalent payable from a pension plan of an Affiliated Company or a Predecessor Company to the extent that credited service under such plan is recognized as Credited Past Service under the Plan in accordance with paragraphs 4.03(a) or 4.03(b).

            A Member who is entitled to a bridge benefit may subject to the limitations below, in the written form prescribed by and filed with the Administrator not later than three months prior to his Pension Commencement Date, elect from the following alternate forms of bridge benefit determined at his Pension Commencement date:

            (i) up to the first day of the month in which he attains age 60, an annual amount determined by the formula

                                    $325 x A

                 and thereafter, an annual amount determined by the formula

                                    $250 x A

            (ii) up to the first day of the month next following the day he attains age 60, an annual amount equal to the maximum annual amount permitted under Revenue Rules and thereafter, an annual amount determined by the formula

                      ($325 x A x B) + ($250 x A x C) - D
                      ___________________________________

                                       E

            Form (i) of the bridge benefit is payable if the Member fails to elect within the allowable delay. Form (ii) of the bridge benefit may only be selected if the Member's Pension Commencement Date precedes the first day of the month next following the day he attains age 60.

            Notwithstanding the options described above, the bridge benefit of a Member

            (i) who is entitled to benefits from other plans sponsored by a Participating Company shall be adjusted as required to coordinate with those other plans and with the condition that, at its determination, the total of all amounts shall equal the amount determined by the formula

                        ($325 x A x B) + ($250 x A x C)

            (ii) who elects to receive a temporary pension under subsection
                 10.06 shall be determined by the formula

                       ($325 x A x B) + ($250 x A x C)".
                       _________________________________

                                       F

6. Subparagraph 9.01.3 (iii) is amended by inserting after the words "Number of Points" the following words:

          ", without taking into account paragraph 4.03(g),".

7. Subsection 9.02 is amended by replacing throughout the subsection the words "at the Date of Determination" by the words "for a particular month", by replacing the words "(a), (b) and (c)" by the words "(a) and
     (b)", by deleting paragraph (a) and by redesignating paragraphs (b) and
     (c) as paragraphs (a) and (b) respectively.

8.   Subsection 10.06 is replaced by the following:

     10.06    Temporary Pension

               "A Member entitled to a retirement pension (other than a Member whose Pension Commencement Date is more than ten years from his Normal Retirement Date and who is a Provincial Employee of Quebec) may, under conditions prescribed by Applicable Pension Laws, elect before Pension Commencement Date to receive a temporary pension, payable in monthly installments, the amount of which is fixed by him before payment begins and which meets the following requirements:

              (i) the annual amount of the temporary pension must not exceed maximum pension under the Canada/Quebec Pension Plan and the Old Age Security Act at Pension Commencement Date (except for a Provincial Employee of Quebec where the annual amount of the temporary pension must not exceed 40% of the YMPE at Pension Commencement Date or such lesser amount prescribed by Revenue Rules), reduced, where applicable, by the annual amount of the bridge benefit to which he is entitled under paragraph 8.02(c);

              (ii) payment of the temporary pension must end on (except for a
                   Provincial Employee of Quebec where payment of the temporary pension must end on or before) the last day of the month following the month in which he attains age 65;

              The retirement pension of the Member who elects to receive a temporary pension is reduced by an Actuarially Equivalent amount for his lifetime. Any payments continuing after the Member's death (whether such payments are for the balance of the term provided for in the normal guarantee or in the 10 year guarantee or are payable under the terms of the Spouse's guarantee or the Contingent Annuitant guarantee) shall be calculated based upon such reduced retirement pension.

              The temporary pension is subject to the Spouse's pension payment guarantee elected by the member in respect of his retirement pension. If the Member dies prior to the end of the period selected for the payment of the temporary pension, the Spouse shall be paid the guaranteed percentage of the temporary pension for the remainder of the period.

              The temporary pension is not subject to the normal guarantee or the 10 year guarantee or the Contingent Annuitant guarantee and accordingly ends with the last payment due on the first day of the month in which the death of the Member occurs.

              A Member's Spouse who elects the form of settlement under paragraph 11.04(a) and who, if a Spouse of a Provincial Employee of Quebec, has attained age 55 may elect before payment begins to receive a temporary pension in accordance with the provisions set out in this subsection."

                            TECHNICAL MODIFICATIONS

9. The second paragraph of subsection 2.21 is amended by replacing the word "member" by the world "Member".

10. Subsection 2.30 is amended by replacing the word "practitioner" by the word "doctor".

11. Subparagraph 3.07(ii)(a) is amended by replacing the word "members" by the word "Members".

12. Paragraph 4.03(d) is amended by replacing the word "affiliated" by the word "Affiliated".

13. The third paragraph of subsection 8.03 is amended by replacing the word "member" by the word "Member".

14. Paragraph 9.01.1A is amended by inserting the word "RILA" immediately after the words "for Members who were members of" and immediately after the words "the pension computed on the basis of the terms of".

15. Paragraph 10.02(a) is amended by replacing the words "a Company" by the words "the Company".

16. Paragraph 10.03(b) is amended by replacing the punctuation "," immediately before the words "66 2/3%" by the word "or".

17.  Subsection 11.03 is amended by replacing the word "nul" by the word "null".

18. Subsection 14.04 is amended by replacing the words "disability pension" by the words "Disability Pension" and by further replacing the word "sub-section" by the word "subsection".

19. Subsection 16.09 is amended by replacing the word "sub-section" by the word "subsection".

20. The first paragraph of subsection 16.25 is amended by replacing the word "beneficiary" by the word "Beneficiary".

21. Subsection 19.1(5) is amended by replacing in the first paragraph the word "factor" by the word "Factor" and by replacing in paragraph (5.2) the word "my" by the word "by".

22. Annex B, Names and Addresses of Participating Companies, is amended as attached.

                                 EFFECTIVE DATE

Sections 2 and 3 shall be effective as of 1 January 1997, section 22 as of 1 January 1998 and the remaining sections as of 1 November 1998.

                                    ANNEX B

                 NAME AND ADDRESSES OF PARTICIPATING COMPANIES

1.   ALCAN ALUMINIUM LIMITED                6.   ALCAN ASIA PACIFIC LIMITED
     1188 Sherbrooke Street West                 1188 Sherbrooke Street West
     Montreal, Quebec                            Montreal, Quebec
     H3A 3G2                                     H3A 3G2

2.   ALCAN ADMINCO INC.                     7.   ALCAN SHIPPING SERVICES LIMITED
     1188 Sherbrooke Street West                 1188 Sherbrooke Street West
     Montreal, Quebec                            Montreal, Quebec
     H3A 3G2                                     H3A 3G2

3.   ALCAN ALUMINIO (AMERICA                8.   ALCAN SMELTERS AND CHEMICALS
     LATINA) INC.                                LIMITED
     1188 Sherbrooke Street West                 1188 Sherbrooke Street West
     Montreal, Quebec                            Montreal, Quebec
     H3A 3G2                                     H3A 3G2

4.   ALCAN INTERNATIONAL LIMITED            9.   THE ROBERVAL AND SAGUENAY
     1188 Sherbrooke Street West                 RAILWAY COMPANY
     Montreal, Quebec                            1188 Sherbrooke Street West
     H3A 3G2                                     Montreal, Quebec
                                                 H3A 3G2

5.   ALCAN MANAGEMENT SERVICES
     CANADA LIMITED
     1188 Sherbrooke Street West
     Montreal, Quebec
     H3A 3G2